(ICON)

Prudential
Utility
Fund, Inc.


ANNUAL
REPORT
Dec. 31, 1996


(LOGO)

Lipper Utility Funds average. Information is based on the average return of all funds (22) in this category for five years ended 12/31/96. Lipper does not take into consideration applicable sales charge. Class A shares only-inception 1/22/90. The Fund's one-year and since inception rankings are 2 out of 90 and 3 out of 16, respectively. Past performance is not indicative of future results.


(LOGO)

Prudential Utility Fund, Inc.
1996 Was A Very Good Year.

We're pleased to report that Prudential Utility Fund Class A shares finished the year as the No. 2 ranked utility fund in the country out of 90 similar funds tracked by Lipper Analytical Services (Class B and C shares finished at No. 3). The news was better on a five-year basis ended December 31, 1996. Class A shares were ranked No. 1 out of 22 funds by Lipper (Class B, No. 3; Class C shares were not in existence). For 10 years ended December 31, 1996, Class B shares finished No. 2 out of eight funds (Class A shares were not in existence). Lipper rankings were based upon total returns, which did not take into account sales charges that could have changed the rankings.


Cumulative Total Returns1                                    As of 12/31/96
                                      One     Five    Ten       Since
                                      Year    Years   Years    Inception2
                   Class A            22.1%   80.7%   N/A      116.5%
                   Class B            21.2    74.0    197.8%   939.8
                   Class C            21.2     N/A    N/A       41.7
                   Class Z             N/A     N/A    N/A       20.1
  Lipper Utility Fund Avg3             9.9    62.0    155.9      **


Average Annual Total Returns1                                   As of 12/31/96
                                   One     Five    Ten       Since
                                   Year    Years   Years   Inception2
                     Class A       16.0%    11.4%   N/A       11.0%
                     Class B       16.2     11.6   11.5%      16.4
                     Class C       20.2      N/A    N/A       15.5

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee. Class Z shares have been in existence less than one year and average annual total returns are not shown.
2Inception dates: 1/22/90 Class A; 8/10/81 Class B; 8/1/94 Class C; 3/1/96 Class Z.
3Lipper average returns are for 90 funds for one year, 22 funds for five years and eight funds for 10 years.
**The Lipper Since Inception category return for Class A shares is 104.6%, which includes 17 funds; Class B is 587.5% for four funds; Class C is 36.3% for 68 funds; and Class Z is 9.5% for 91 funds.

How Investments Compared.
   (As of 12/31/96)

        (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different - we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.
U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.
General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.
General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.
Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

David A. Kiefer, Fund Manager
                                                              (PICTURE)
Portfolio
Manager's Report
The Prudential Utility Fund invests in stocks of utility companies, primarily electric, natural gas, gas pipeline, telephone and telecommunications, water and cable companies, both in the U.S. and abroad. Utility investments can be affected by government regulations, the price of fuel, environmental factors, and rising interest rates. There can be no assurance that the Fund's investment objective will be achieved.

We Seek
Total Return.
The Prudential Utility Fund is a bit different from other utility funds. Last October, shareholders approved a slight change in our objective to seek total return, through a combination of income and capital appreciation. That's why we focused on natural gas and foreign utilities in 1996, which performed better than U.S. electric and telephone utilities.


Strategy Session.

Long-Term Investing.
How often have you heard an investment adviser say that stocks should be selected deliberately and methodically, and then held for the long term? That's exactly
what we did.
A number of the holdings that propelled your Fund's stellar performance in 1996 were originally purchased in 1992 and 1993. That's when we started to emphasize the gas pipeline and distribution companies, and de-emphasize electric utilities and regional telephone companies.
Going For Gas.
Uncertainty is anathema in any business, especially in a regulated utility.
In 1992 and 1993, the natural gas pipeline and distribution companies were emerging from a long period of uncertainty as they completed their transition from federal regulation. We saw tremendous growth potential. At the same time, many electric utilities and regional telephone companies seemed to be in the early stages of a period of prolonged uncertainty. Deregulation loomed, but how and when? Some of these companies would become supercharged while others would short-circuit. Generally, domestic gas and foreign utilities seemed more appealing. Overseas, the utility business was much more predictable, because deregulation was further in the future.
Our Strategy Worked.
In 1995, our strategy started to sizzle. Gas prices started to rise as demand expanded for this environmentally-friendly clean fuel of the future. At the same time, we grew more and more wary of our telephone stocks, hanging up on many of them, and reducing our holdings to about 4% in 1996 from as much as 17% in 1995.
At year end, we held 64% of our assets in some of the best performing areas of utilities - 38% of our assets in U.S. gas pipeline and distribution companies, and 26% in international utilities. We invested only 31% of assets in areas that didn't perform as well: 27% in electric utilities and 4% in telephone stocks. We also held 2% in miscellaneous and 3% in cash.

   Portfolio Breakdown.
 Expressed as a percentage of
total investments as of 12/31/96.
            (CHART)

What Went Well.

Right Place. Right Time.
We were in the right place at the right time in 1996. Gas distribution and pipeline companies were the investments of choice in the world of U.S. utilities in 1996, returning about 30% on average. In contrast, more typical utility fund investments, in electric utilities and regional telephone operating companies, performed poorly, barely breaking even. We're glad we held more assets in gas than the typical utility fund, and less in electric utilities and telephones.
The Urge To Merge.
In 1996, electric utilities accelerated preparations for the coming new era of deregulation. Many of these companies will soon have to compete for the first time for their customers (just like long-distance telephone service providers). To strengthen their position, many electric utilities are broadening the services they offer to provide customers one-stop shopping for their heating and cooling needs. Your Fund benefited when a number of natural gas pipeline and distribution companies it held merged with large, well-known electric utilities.
We owned the following stocks which benefited from ongoing merger and acquisition activity:
- PanEnergy, our second-largest holding at 4.5% of total net assets, merged with Duke Power, which provides electricity in North and South Carolina. PanEnergy gained more than 60% last year. It is one of the largest natural gas pipeline companies in the country, with 37,000 miles of pipe, mostly in the Northeast and Midwest.
- NorAm Energy, the nation's third largest natural gas distributor, which we owned during 1996, was purchased by Houston Industries, the ninth-largest U.S. electric utility. NorAm rose nearly 78% in 1996.
- Enserch, one of Texas' largest natural gas distributors, was purchased by Texas Utilities, the state's largest electric power provider. Enserch stock rose more than 40% last year.
- Pacific Enterprises, the nation's largest natural gas distributor, merged with Enova, the parent company of San Diego Gas and Electric. Pacific serves much of the region surrounding the service area of San Diego Gas and Electric.
- Long Island Lighting (LILCO), in which we held 1% of total net assets, was being acquired by Brooklyn Union Gas for a sizable premium. Lilco's stock rose more than 30% last year.
Worldly Wise.
The place to own electric utilities and telephone companies in 1996 was overseas, where they enjoy a regulatory environment that is currently more hospitable than that in the U.S. We found far more predictability of revenues and earnings abroad (and in some cases faster growth), which is why we owned such stocks as Iberdrola, the Spanish electric power company; Stet Societa Finanziaria Telefonica, the Italian telephone company; and National Power, an electricity generating company in the United Kingdom. These three stocks each rose about 60% in 1996.

Five Largest
Holdings.
4.8%  Sonat
      Natural Gas
4.5   PanEnergy
      Natural Gas
3.8   Columbia Gas System
      Natural Gas
3.5   Coastal
      Natural Gas
3.4   Williams
      Natural Gas
Expressed as a percentage of total net assets as of 12/31/96.

Looking Ahead.

We performed well in 1996 by owning large holdings in natural gas pipeline and distribution companies and foreign utilities. We expect to continue that strategy in 1997, although we do expect to change our holdings somewhat in the year ahead for the following two reasons:
If the current series of mergers between natural gas distributors and electric utilities continues, our assets in gas will decrease and electric utilities will increase. That's just fine with us, because it allows the stock market to diversify our holdings without paying trading costs.
If we see other opportunities, we might selectively take profits in the gas industry, because it is our largest investment. However, we still remain convinced that the long-term fundamentals in natural gas are excellent.
---------------------------------------------------------------------------

A Conversation with Portfolio Manager David A. Kiefer.
Why Utilities Should Do Well In 1997.
Q. David, the stock market ended 1996 at an all-time record. What can we expect in 1997?
A. Utilities should do well in 1997. Investors are starting to get a little bit worried about the high levels of the markets, which may encourage them to look for more stocks that may be less volatile. That's something that investors have traditionally found in utilities stocks.
Q. Are the owners of utilities stocks insulated in any way if stock prices fall?
A. We will always need electricity, gas and telephone service. That earns steady revenues for many utilities, helping them pay dividends which are generally at or above the level of the market as a whole.Q. So the utility business is rather predictable?
A. Exactly. Utility company revenues are far less cyclical than others. One factor that makes stock prices extremely volatile these days is speculation about earnings disappointments.
   Expectations of earnings growth for utilities are not as high as they are for the broader market. So there's perhaps less risk of earnings disappointments in some of these sectors. I think the gas and electric sectors in particular have a fairly good outlook for meeting earnings growth expectations.
Q. What if interest rates rise?
A. Of course, for the entire utilities sector, rising interest rates do pose a risk. I think the link between interest rates and utilities stock prices is not as strong as it has been. However, historically, rising interest rates have hurt utility stocks.

Annual Performance of Class B Shares
      (CHART)


1995 and 1996 were both exceptional years for the stock market and for the Prudential Utility Fund. But not all years are alike. Past performance is not indicative of future results. For average annual returns on a one-, five- and 10-year basis, please return to the first page of this letter.

(PICTURE)
-----------------------------------------------------------------------------
2

President's Letter                                            February 3, 1997
------------------------------------------------------------------------------
(PICTURE)
Dear Shareholder:
For many investors, 1996 was the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones Industrial Average passed 6500 - only weeks after breaking the 6000 mark in mid-October - and another record high was reached in January 1997. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.
This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a sure thing when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.

Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered Representative can help you:
- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds (foreign & domestic) and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.
- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable Annuity offers you many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.
- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996. The IRS deadline is April 15, 1997, but it's best to act sooner.
Why not contact your Financial Advisor or Registered Representative today?
If you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,


Brian M. Storms
President, Prudential Mutual Funds & Annuities

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.
------------------------------------------------------------------------------

Portfolio of Investments as of December 31, 1996   PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.8%
COMMON STOCKS--91.0%
------------------------------------------------------------
Communications--13.7%
1,152,200   AT&T Corp.                           $    50,120,700
1,169,800   BCE Inc. (Canada)                         55,857,950
  990,500   Deutsche Telekom, A.G. (ADR)
               (Germany) (a)                          20,181,438
  698,000   Frontier Corporation                      15,792,250
  774,700   Millicom International Cellular S.
               A. (Luxembourg) (a)                    24,887,237
1,599,200   Southern New England
               Telecommunications Corp.               62,168,900
1,000,000   Sprint Corp.                              39,875,000
18,575,000  Stet-Societa Finanziaria
               Telefonica, S.P.A. (Italy)             84,346,163
1,991,700   Tele Danmark (ADR) (Denmark)              54,273,825
  573,400   Telebras (ADR) (Brazil)                   43,865,100
  824,000   Telefonica de Espana, S.A. (ADR)
               (Spain)                                57,062,000
1,503,000   Telefonica del Peru, S.A. (ADR)
               (Peru)                                 28,369,125
1,211,500   Telefonos de Mexico, S.A. (ADR)
               (Mexico)                               39,979,500
                                                 ---------------
                                                     576,779,188
------------------------------------------------------------
Electrical Power--34.6%
1,258,927   AES Corp. (a)                             58,540,105
1,045,400   Boston Edison Co.                         28,095,125
1,517,700   Centerior Energy Corp.                    16,315,275
  981,300   Central Louisiana Electric
               Company, Inc.                          27,108,412
1,179,500   Central Maine Power Co.                   13,711,688
2,832,685   CINergy Corporation                       94,540,862
2,300,000   CMS Energy Corporation                    77,337,500
  948,202   Companhia Energetica de Minas
               Gerais-Cemig (ADR) (Brazil)            32,001,817
  787,400   DTE Energy Co.                            25,492,075
  803,100   Eastern Utilities Associates              13,953,863
2,415,000   Edison International                      47,998,125
   83,540   El Paso Electric Co. (a)                     543,010
  947,700   Empresa Nacional de Electricidad
               S.A. (ADR) (Spain)                     66,339,000
  330,001   Evn Energie - Versorgung
               Niederoesterreich AG (Austria)    $    49,688,387
6,300,000   Iberdrola (Spain)                         89,244,746
2,798,500   Illinova Corp.                            76,958,750
2,140,600   Long Island Lighting Co.                  47,360,775
7,250,000   National Power PLC
               (United Kingdom)                       60,716,732
2,165,500   New York State Electric & Gas
               Corp.                                  46,828,937
4,000,000   Niagara Mohawk Power Corp. (a)            39,500,000
  967,000   NIPSCO Industries, Inc.                   38,317,375
2,811,400   Northeast Utilities Co.                   37,251,050
  393,000   Oester Elektrizita (Austria)              29,423,722
2,000,000   Ohio Edison Co.                           45,500,000
  900,000   Pacific Gas & Electric Co.                18,900,000
2,578,600   PECO Energy Co.                           65,109,650
2,303,400   Pinnacle West Capital Corp.               73,132,950
  906,800   Public Service Company of Colorado        35,251,850
2,057,000   Public Service Company of
               New Mexico                             40,368,625
1,670,800   Rochester Gas & Electric Corp.            31,954,050
1,526,100   Texas Utilities Co.                       62,188,575
1,490,740   Tucson Electric Power Co. (a)             24,783,553
1,380,500   Unicom Corp.                              37,446,062
                                                 ---------------
                                                   1,451,902,646
------------------------------------------------------------
Natural Gas--41.2%
1,000,000   Alberta Energy Co., Ltd. (Canada)         24,000,000
  283,650   Bay State Gas Co.                          8,013,113
2,231,600   British Gas PLC (ADR)
               (United Kingdom)                       85,079,750
  450,000   Burlington Resources, Inc.                22,668,750
3,000,275   Coastal Corp.                            146,638,441
2,500,000   Columbia Gas System, Inc.                159,062,500
  407,200   Consolidated Natural Gas Co.              22,497,800
  117,600   Eastern Enterprises, Inc.                  4,160,100
1,299,100   El Paso Natural Gas Co.                   65,604,550
  500,000   Energen Corp.                             15,125,000
  417,900   Enron Corp.                               18,021,938

--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1996   PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
Natural Gas (cont'd.)
3,272,300   ENSERCH Corp.                        $    75,262,900
1,500,000   Equitable Resources, Inc.                 44,625,000
  375,000   RAO Gazprom (ADR) (Russia) (a)             6,656,250
  690,300   KN Energy, Inc.                           27,094,275
  703,600   MCN Corporation                           20,316,450
  810,600   NICOR Inc.                                28,978,950
3,148,000   NorAm Energy Corp.                        48,400,500
  700,000   Oryx Energy Co.(a)                        17,325,000
3,544,300   Pacific Enterprises                      107,658,112
4,172,800   PanEnergy Corp.                          187,776,000
  117,600   Providence Energy Corp.                    2,058,000
1,880,400   Questar Corp.                             69,104,700
3,914,600   Sonat, Inc.                              201,601,900
  205,400   Southwest Gas Corporation                  3,953,950
  857,700   TPC Corp. (a)                              7,719,300
6,200,000   TransCanada Pipelines, Ltd.
               (Canada)                              108,573,513
2,200,000   Westcoast Energy, Inc. (Canada)           36,850,000
  936,200   Western Gas Resources, Inc.               18,021,850
3,813,512   Williams Cos., Inc.                      143,006,681
  161,150   Yankee Energy System, Inc.                 3,444,581
                                                 ---------------
                                                   1,729,299,854
------------------------------------------------------------
Realty Investment Trust--1.5%
   31,200   Charles E. Smith Residential
               Realty, Inc.                              912,600
  447,900   Crescent Real Estate Equities,
               Inc.                                   23,626,725
  969,900   Equity Residential Property Trust         40,008,375
                                                 ---------------
                                                      64,547,700
                                                 ---------------
            Total common stocks
               (cost $2,664,855,259)               3,822,529,388
                                                 ---------------
PREFERRED STOCKS--1.5%
------------------------------------------------------------
Communications--1.3%
  300,000   Compania de Inversiones,
               Convertible,
               7.00% (Argentina)                      15,937,500
  475,000   Nortel Inversora S. A.,
               Convertible, 10.00% (Argentina)        19,475,000
  398,000   Philippine Long Distance Telephone
               Co., Convertible (GDR) (The
               Philippines)                      $    20,298,000
                                                 ---------------
                                                      55,710,500
------------------------------------------------------------
Electrical Power
  109,300   KENETECH Corp., Convertible, $2.18           136,625
------------------------------------------------------------
Natural Gas--0.2%
  359,100   Enron Corp., 6.25%                         8,618,400
                                                 ---------------
            Total preferred stocks
               (cost $66,452,300)                     64,465,525
                                                 ---------------
Principal
Amount
(000)
BONDS--4.3%
------------------------------------------------------------
Electrical Power--0.7%
$   3,055   Arkansas Power & Light Co.,
               10.00%, 2/1/20                          3,277,831
   10,000   Cleveland Electric Illumination
               Co.,
               9.375%, 3/1/17                         10,256,100
   10,000   Niagara Mohawk Power Corp.,
               9.50%, 3/1/21                           9,683,200
    5,000   Texas Utilities Co.,
               9.75%, 5/1/21                           5,658,850
                                                 ---------------
                                                      28,875,981
------------------------------------------------------------
Natural Gas--2.5%
            Arkla, Inc.,
   20,000   10.00%, 11/15/19                          22,000,000
            Burlington Resources, Inc.,
   10,000   8.50%, 10/1/01                            10,668,800
   15,000   9.125%, 10/1/21                           17,612,400
            Coastal Corp.,
    5,000   8.125%, 9/15/02                            5,288,400
   15,000   9.625%, 5/15/12                           17,886,150

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                           5

PRUDENTIAL UTILITY FUND, INC.
Portfolio of Investments as of December 31, 1996
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Natural Gas (cont'd.)
            Columbia Gas System, Inc.,
$   1,731   6.39%, 11/28/00                      $     1,719,783
    1,730   6.61%, 11/28/02                            1,716,593
    1,730   6.80%, 11/28/05                            1,696,905
    1,730   7.05%, 11/28/07                            1,706,351
    1,730   7.32%, 11/28/10                            1,701,455
    1,730   7.42%, 11/28/15                            1,684,812
    1,730   7.62%, 11/28/25                            1,682,062
            Oryx Energy Co.,
    2,000   9.50%, 11/1/99                             2,121,700
    1,000   7.50%, 5/15/14                               971,250
            Williams Cos., Inc.,
   15,000   8.875%, 9/15/12                           16,855,650
                                                 ---------------
                                                     105,312,311
                                                 ---------------
------------------------------------------------------------
Sovereign Bonds--1.1%
   45,000   United Mexican States,
               7.5625%, 8/6/01                        45,108,000
                                                 ---------------
            Total bonds
               (cost $168,922,337)                   179,296,292
                                                 ---------------
            Total long-term investments
               (cost $2,900,229,896)               4,066,291,205
                                                 ---------------
SHORT-TERM INVESTMENT--3.0%
------------------------------------------------------------
Repurchase Agreement
  124,122   Joint Repurchase Agreement
               Account,
               6.61%, 1/2/97
               (cost $124,122,000; Note 5)           124,122,000
                                                 ---------------
------------------------------------------------------------
Total Investments--99.8%
            (cost $3,024,351,896; Note 4)          4,190,413,205
            Other assets in excess of
               liabilities--0.2%                      10,179,143
                                                 ---------------
            Net Assets--100%                     $ 4,200,592,348
                                                 ---------------
                                                 ---------------

---------------
(a) Non-income producing securities.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
6                                         See Notes to Financial Statements.

Statement of Assets and Liabilities                PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $3,024,351,896).............................................................       $ 4,190,413,205
Cash....................................................................................................             1,193,421
Foreign currency, at value (cost $103,651)..............................................................               113,290
Dividends and interest receivable.......................................................................            14,623,491
Receivable for investments sold.........................................................................            14,359,045
Receivable for Fund shares sold.........................................................................             5,761,048
Deferred expenses and other assets......................................................................               106,961
                                                                                                              -----------------
   Total assets.........................................................................................         4,226,570,461
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................            16,721,432
Payable for investments purchased.......................................................................             3,675,500
Distribution fee payable................................................................................             2,232,118
Management fee payable..................................................................................             1,433,010
Accrued expenses and other liabilities..................................................................             1,253,193
Foreign withholding taxes payable.......................................................................               662,860
                                                                                                              -----------------
   Total liabilities....................................................................................            25,978,113
                                                                                                              -----------------
Net Assets..............................................................................................       $ 4,200,592,348
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................       $     3,861,981
   Paid-in capital in excess of par.....................................................................         2,985,048,667
                                                                                                              -----------------
                                                                                                                 2,988,910,648
   Undistributed net investment income..................................................................               557,976
   Accumulated net realized gain on investments.........................................................            44,981,682
   Net unrealized appreciation on investments and foreign currencies....................................         1,166,142,042
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................       $ 4,200,592,348
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($2,022,976,817 / 185,995,783 shares of common stock issued and outstanding)......................                $10.88
   Maximum sales charge (5.00% of offering price).......................................................                   .57
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $11.45
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,137,168,779 / 196,484,277 shares of common stock issued and outstanding)......................               $10.88
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($6,001,185 / 551,735 shares of common stock issued and outstanding)..............................               $10.88
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($34,445,567 / 3,166,275 shares of common stock issued and outstanding)...........................               $10.88
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
 See Notes to Financial Statements.                                          7

PRUDENTIAL UTILITY FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1996
Income
   Dividends (net of foreign withholding
      taxes of $6,118,679)...............     $ 141,030,867
   Interest..............................        17,714,542
                                            -----------------
      Total income.......................       158,745,409
                                            -----------------
Expenses
   Distribution fee--Class A.............         4,464,713
   Distribution fee--Class B.............        21,840,150
   Distribution fee--Class C.............            45,173
   Management fee........................        16,378,451
   Transfer agent's fees and expenses....         5,847,000
   Reports to shareholders...............         1,353,000
   Custodian's fees and expenses.........           500,000
   Registration fees.....................           150,000
   Insurance.............................           101,000
   Audit fees............................            72,000
   Tax expense...........................            67,000
   Legal fees............................            50,000
   Directors' fees.......................            36,000
   Miscellaneous.........................            10,309
                                            -----------------
      Total expenses.....................        50,914,796
                                            -----------------
Net investment income....................       107,830,613
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions...............       320,997,570
   Foreign currency transactions.........          (761,684)
                                            -----------------
                                                320,235,886
                                            -----------------
Net change in unrealized appreciation on:
   Investments...........................       357,490,812
   Foreign currencies....................            81,936
                                            -----------------
                                                357,572,748
                                            -----------------
Net gain on investments and foreign
   currencies............................       677,808,634
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 785,639,247
                                            -----------------
                                            -----------------


PRUDENTIAL UTILITY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                  Year Ended December 31,
in Net Assets                         1996              1995
Operations
   Net investment income.......  $  107,830,613    $  103,210,192
   Net realized gain on
      investment and foreign
      currency transactions....     320,235,886        98,889,115
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies...............     357,572,748       673,298,687
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     785,639,247       875,397,994
                                 --------------    --------------
Net equalization debits........              --      (164,415,069)
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................     (56,517,524)      (51,342,292)
      Class B..................     (49,728,071)      (55,339,423)
      Class C..................        (110,317)          (56,691)
      Class Z..................      (1,061,722)               --
                                 --------------    --------------
                                   (107,417,634)     (106,738,406)
                                 --------------    --------------
   Distributions from net
      realized capital gains
      Class A..................    (136,028,661)      (32,215,260)
      Class B..................    (151,218,004)      (44,539,060)
      Class C..................        (377,943)          (61,682)
      Class Z..................      (2,368,426)               --
                                 --------------    --------------
                                   (289,993,034)      (76,816,002)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold...     334,072,755       280,270,137
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............     363,055,255       158,587,981
   Cost of shares reacquired...    (952,090,398)     (680,035,423)
                                 --------------    --------------
   Net decrease in net assets
      from Fund share
      transactions.............    (254,962,388)     (241,177,305)
                                 --------------    --------------
Total increase.................     133,266,191       286,251,212
Net Assets
Beginning of year..............   4,067,326,157     3,781,074,945
                                 --------------    --------------
End of year....................  $4,200,592,348    $4,067,326,157
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
8                                             See Notes to Financial Statements.

Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Prudential Utility Fund, Inc. (the ``Fund'') is registered under the Investment
Company Act of 1940 as a diversified, open-end management investment company.
Its investment objective is to seek total return, through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the
Fund in the preparation of its financial statements.
Securities Valuation: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.
Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the
Fund may be delayed or limited.
All securities are valued as of 4:15 P.M., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.
Net realized losses on foreign currency transactions represent net foreign exchange losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Equalization: Effective January 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $193,553,721 of undistributed net investment income at
December 31, 1995, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.
Taxes: It is the Fund's policy to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination,
Disclosure, and Financial Statement Presentation of Income, Capital Gain, and
Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $485,355 and increase accumulated net realized gain on investments by $485,355 for realized foreign currency losses during the year ended December 31, 1996. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services.
Pursuant to a subadvisory agreement between PMF and The Prudential Investment
Corporation (``PIC''), PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.
The Fund has a distribution agreement with Prudential Securities Incorporated
(``PSI''), which acts as the distributor of the Class A, Class B, Class C and
Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensated PSI for the year ended December 31, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the
Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A,
B and C shares, respectively, for the year ended December 31, 1996.
PSI has advised the Fund that it has received approximately $619,200 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to Pruco
Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI advised the Fund that for the year ended December 31, 1996, it received approximately $4,389,100 and $2,100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential
Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the
``Funds''), entered into a credit agreement (the ``Agreement'') on December 31,
1996 with an unaffiliated lender. The maximum commitment under the Agreement is
$200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The
Fund has not borrowed any amounts pursuant to the Agreement as of December 31,
1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
--------------------------------------------------------------------------------
10

Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended December 31, 1996, the Fund incurred fees of approximately $4,616,000 for the services of PMFS. As of December 31, 1996, approximately $372,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.
For the year ended December 31, 1996, PSI earned approximately $222,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996, were $659,401,996 and $1,259,861,045, respectively.
The federal income tax basis of the Fund's investments at December 31, 1996 was $3,029,764,193 and, accordingly, net unrealized appreciation for federal income tax purposes was $1,160,649,012 (gross unrealized appreciation--$1,261,415,560; gross unrealized depreciation--$100,766,548).
The Fund elected to treat approximately $276,300 of net currency losses incurred during the two month period ended December 31, 1996 as having occurred in the following fiscal year.
The Fund elected to treat approximately $117,800 of net currency losses incurred during the two month period ended December 31, 1995 as having been incurred in the current fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Fund had a 11.4% undivided interest in the joint account. The undivided interest for the Fund represents $124,122,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.
Goldman, Sachs & Co., Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.
J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.
Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 1, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion shares of $.01 par value per share common stock authorized which consists of 500 million shares of Class A common stock, 700 million shares of Class B common stock, 400 million shares of Class C common stock and 400 million shares of Class Z common stock. Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1996:
Shares sold.....................    15,308,482    $   159,264,202
Shares issued in reinvestment of
  dividends and distributions...    16,527,013        175,127,592
Shares reacquired...............   (41,901,121)      (433,594,928)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (10,065,626)       (99,203,134)
Shares issued upon conversion
  from Class B..................    26,433,307        269,740,107
Shares reacquired upon
  conversion into Class Z.......    (3,501,686)       (35,052,440)
                                  ------------    ---------------
Net increase in shares
  outstanding...................    12,865,995    $   135,484,533
                                  ------------    ---------------
                                  ------------    ---------------

--------------------------------------------------------------------------------
                                                                       11

Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1995:
Shares sold.....................    11,312,376    $   101,904,762
Shares issued in reinvestment of
  dividends and distributions...     8,160,648         75,788,292
Shares reacquired...............   (35,079,569)      (318,002,985)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (15,606,545)      (140,309,931)
Shares issued upon conversion
  from Class B..................   158,049,642      1,361,629,436
                                  ------------    ---------------
Net increase in shares
  outstanding...................   142,443,097    $ 1,221,319,505
                                  ------------    ---------------
                                  ------------    ---------------
Class B
--------------------------------
Year ended December 31, 1996:
Shares sold.....................    15,690,293    $   161,351,912
Shares issued in reinvestment of
  dividends and distributions...    17,344,216        184,033,919
Shares reacquired...............   (48,711,671)      (500,182,084)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (15,677,162)      (154,769,253)
Shares reacquired upon
  conversion into Class A.......   (26,471,144)      (269,740,107)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (42,148,306)   $  (424,536,360)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1995:
Shares sold.....................    21,935,982    $   175,662,021
Shares issued in reinvestment of
  dividends and distributions...     9,776,000         82,690,917
Shares reacquired...............   (61,783,220)      (361,503,031)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (30,071,238)      (103,150,093)
Shares reacquired upon
  conversion into Class A.......  (158,409,384)    (1,361,629,436)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................  (188,480,622)   $(1,464,779,529)
                                  ------------    ---------------
                                  ------------    ---------------
Class C                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1996:
Shares sold.....................       282,613    $     2,928,285
Shares issued in reinvestment of
  dividends and distributions...        43,560            463,633
Shares reacquired...............      (124,537)        (1,271,152)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       201,636    $     2,120,766
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1995:
Shares sold.....................       300,880    $     2,703,354
Shares issued in reinvestment of
  dividends and distributions...        11,542            108,772
Shares reacquired...............       (57,613)          (529,407)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       254,809    $     2,282,719
                                  ------------    ---------------
                                  ------------    ---------------
Class Z
--------------------------------
March 1, 1996(a) through
  December 31, 1996:
Shares sold.....................     1,002,069    $    10,528,356
Shares issued in reinvestment of
  dividends and distributions...       324,254          3,430,111
Shares reacquired...............    (1,661,734)       (17,042,234)
                                  ------------    ---------------
Net decrease in shares
  outstanding
  before conversion.............      (335,411)        (3,083,767)
Shares issued upon conversion
  from Class A..................     3,501,686         35,052,440
                                  ------------    ---------------
Net increase in shares
  outstanding...................     3,166,275    $    31,968,673
                                  ------------    ---------------
                                  ------------    ---------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
12

Financial Highlights                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                         ----------------------------------------------------
                                                                                       Year Ended December 31,
                                                                         ----------------------------------------------------
                                                                         1996(b)       1995       1994       1993       1992
                                                                         --------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................    $ 9.87      $ 8.27     $ 9.72     $ 8.97     $ 8.72
                                                                         --------     ------     ------     ------     ------
Income from investment operations
Net investment income.................................................       .32         .30        .31        .33        .38
Net realized and unrealized gains (losses) on investment and foreign
   currency transactions..............................................      1.80        1.79      (1.06)      1.12        .45
                                                                         --------     ------     ------     ------     ------
   Total from investment operations...................................      2.12        2.09       (.75)      1.45        .83
                                                                         --------     ------     ------     ------     ------
Less distributions
Dividends from net investment income..................................      (.32)       (.30)      (.32)      (.29)      (.34)
Distributions from net realized gains.................................      (.79)       (.19)      (.36)      (.41)      (.24)
Distributions in excess of net realized gains.........................        --          --       (.02)        --         --
                                                                         --------     ------     ------     ------     ------
   Total distributions................................................     (1.11)       (.49)      (.70)      (.70)      (.58)
                                                                         --------     ------     ------     ------     ------
Net asset value, end of year..........................................    $10.88      $ 9.87     $ 8.27     $ 9.72     $ 8.97
                                                                         --------     ------     ------     ------     ------
                                                                         --------     ------     ------     ------     ------
TOTAL RETURN(a).......................................................     22.09%      25.74%     (7.89)%    16.28%      9.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000).....................................    $2,023      $1,709       $254       $337       $201
Average net assets (000,000)..........................................    $1,786      $1,440       $294       $287       $149
Ratios to average net assets:
   Expenses, including distribution fees..............................       .86%        .88%      .88%        .80%       .81%
   Expenses, excluding distribution fees..............................       .61%        .63%      .63%        .60%       .61%
   Net investment income..............................................      3.10%       3.12%     3.37%       3.16%      4.14%
For Class A, B, C and Z shares:
   Portfolio turnover rate............................................        17%         14%       15%         24%        24%
   Average commission rate paid per share.............................    $.0332      $.0302        N/A        N/A        N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                            13
Financial Highlights                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class B
                                                                         ----------------------------------------------------
                                                                                       Year Ended December 31,
                                                                         ----------------------------------------------------
                                                                         1996(b)       1995       1994       1993       1992
                                                                         --------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................    $ 9.87      $ 8.26     $ 9.69     $ 8.96     $ 8.71
                                                                         --------     ------     ------     ------     ------
Income from investment operations
Net investment income.................................................       .24         .22        .24        .24        .31
Net realized and unrealized gains (losses) on investment and foreign
   currency transactions..............................................      1.80        1.80      (1.05)      1.12        .46
                                                                         --------     ------     ------     ------     ------
   Total from investment operations...................................      2.04        2.02       (.81)      1.36        .77
                                                                         --------     ------     ------     ------     ------
Less distributions
Dividends from net investment income..................................      (.24)       (.22)      (.24)      (.22)      (.28)
Distributions from net realized gains.................................      (.79)       (.19)      (.36)      (.41)      (.24)
Distributions in excess of net realized gains.........................        --          --       (.02)        --         --
                                                                         --------     ------     ------     ------     ------
   Total distributions................................................     (1.03)       (.41)      (.62)      (.63)      (.52)
                                                                         --------     ------     ------     ------     ------
Net asset value, end of year..........................................    $10.88      $ 9.87     $ 8.26     $ 9.69     $ 8.96
                                                                         --------     ------     ------     ------     ------
                                                                         --------     ------     ------     ------     ------
TOTAL RETURN(a).......................................................     21.16%      24.80%     (8.51)%    15.27%      9.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000).....................................    $2,137      $2,355     $3,526     $4,756     $3,438
Average net assets (000,000)..........................................    $2,184      $2,450     $4,152     $4,308     $3,027
Ratios to average net assets:
   Expenses, including distribution fees..............................      1.61%       1.63%      1.63%      1.60%      1.61%
   Expenses, excluding distribution fees..............................       .61%        .63%       .63%       .60%       .61%
   Net investment income..............................................      2.35%       2.37%      2.62%      2.36%      3.34%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
14                                        See Notes to Financial Statements.

Financial Highlights                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                       Class C                      Class Z
                                                                         ------------------------------------     ------------
                                                                                                  August 1,         March 1,
                                                                         Year Ended December       1994(d)          1996(e)
                                                                                 31,               Through          Through
                                                                         -------------------     December 31,     December 31,
                                                                         1996(b)       1995          1994           1996(b)
                                                                         --------     ------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................    $ 9.87      $ 8.26      $     9.30       $    10.05
                                                                         --------     ------     ------------     ------------
Income from investment operations
Net investment income.................................................       .24         .22             .11              .29
Net realized and unrealized gains (losses) on investment and foreign
   currency transactions..............................................      1.80        1.80            (.69)            1.67
                                                                         --------     ------     ------------     ------------
   Total from investment operations...................................      2.04        2.02            (.58)            1.96
                                                                         --------     ------     ------------     ------------
Less distributions
Dividends from net investment income..................................      (.24)       (.22)           (.13)            (.34)
Distributions from net realized gains.................................      (.79)       (.19)           (.31)            (.79)
Distributions in excess of net realized gains.........................        --          --            (.02)              --
                                                                         --------     ------     ------------     ------------
   Total distributions................................................     (1.03)       (.41)           (.46)           (1.13)
                                                                         --------     ------     ------------     ------------
Net asset value, end of period........................................    $10.88      $ 9.87      $     8.26       $    10.88
                                                                         --------     ------     ------------     ------------
                                                                         --------     ------     ------------     ------------
TOTAL RETURN(a).......................................................     21.16%      24.80%          (6.27)%          20.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................................    $6,001      $3,455            $787          $34,446
Average net assets (000)..............................................    $4,517      $2,181            $433          $34,291
Ratios to average net assets:
   Expenses, including distribution fees..............................     1.61%       1.63%            1.70%(c)         .61%(c)
   Expenses, excluding distribution fees..............................      .61%        .63%             .70%(c)         .61%(c)
   Net investment income..............................................     2.35%       2.37%            2.65%(c)        3.35%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
 See Notes to Financial Statements.                                        15

Report of Independent Accountants                  PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Utility Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Utility Fund, Inc. (the ``Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 28, 1997


Tax Information                                    PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1996) as to the federal tax status of dividends paid by the Fund during its fiscal year ended December 31, 1996. During 1996, the Fund paid dividends of $1.114 per Class A share, $1.034 per Class B share, $1.034 per Class C share, and $1.1325 per Class Z share. Of these amounts, $.664 per Class A, B, C, and Z shares represent distributions from long-term capital gains and is taxable as such. The remaining $.450 per Class A share, $.370 per Class B share, $.370 per Class C share and $.4685 per Class Z share represent dividends from ordinary income (net investment income and short-term capital gains). Further, we wish to advise you that 67% of the ordinary income dividends paid in 1996 qualified for the corporate dividends received deduction available to corporate taxpayers.
For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------
16

Supplemental Proxy Information                     PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Utility Fund, Inc. (the ``Fund'') was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:
(1) To elect Directors as follows: Edward D. Beach, Delayne Dedrick Gold, Robert
    F. Gunia, Donald D. Lennox, Douglas H. McCorkindale, Mendel A. Melzer, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis
    A. Weil, III and Clay T. Whitehead.
(2) To approve the proposed change in the Fund's investment objective.
(3) To ratify the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending December 31, 1996.
    The results of the proxy solicitation on the above matters were as follows:

Director/Matter                                                 Votes for                 Votes against             Abstentions
                                                             ----------------             -------------             -----------
(1) Edward D. Beach                                             184,766,383                        --                5,803,009
   Delayne Dedrick Gold                                         185,141,782                        --                5,427,610
   Robert F. Gunia                                              185,359,631                        --                5,209,761
   Donald D. Lennox                                             184,887,276                        --                5,682,116
   Douglas H. McCorkindale                                      185,193,619                        --                5,375,773
   Mendel A. Melzer                                             185,168,300                        --                5,401,092
   Thomas T. Mooney                                             185,219,852                        --                5,349,540
   Stephen P. Munn                                              185,345,387                        --                5,224,005
   Richard A. Redeker                                           185,333,801                        --                5,235,591
   Robin B. Smith                                               185,273,632                        --                5,295,760
   Louis A. Weil, III                                           185,270,615                        --                5,298,777
   Clay T. Whitehead                                            185,252,463                        --                5,316,929
(2) Change in Investment Objective                              134,928,192                 6,658,280                8,246,409
(3) Price Waterhouse LLP                                        181,428,241                 2,959,247                6,181,904

--------------------------------------------------------------------------------
                                                                             17
Comparing A $10,000 Investment.                             Prudential Utility
                                                            Fund, Inc.
Prudential Utility Fund, Inc. vs. the S&P 500 Index:

                                                             S&P 500 Index

                                                     Average Annual Total
                                                       Returns - Class A
                  (CHART)                               With Sales Load
                  CLASS A                               11.0% Since Inception
                                                        11.4% for 5 Years
                                                        16.0% for 1 Year
                                                        Without Sales Load
                                                        11.8% Since Inception
                                                        12.6% for 5 Years
                                                        22.1% for 1 Year

                                                     Average Annual Total
                                                      Returns - Class B
                                                      With Sales Load
                                                     16.4% Since Inception
                                                     11.5% for 10 Years
                      (CHART)                        11.6% for 5 Years
                      CLASS B                        16.2% for 1 Year
                                                     Without Sales Load
                                                      16.4% Since Inception
                                                      11.5% for 10 Years
                                                      11.7% for 5 Years
                                                      21.2% for 1 Year

                                                     Average Annual Total
                                                      Returns - Class C
                                                       With Sales Load
                                                      15.5% Since Inception
                   (CHART)                            20.2% for 1 Year
                   CLASS C                            Without Sales Load
                                                      15.5% Since Inception
                                                      21.2% for 1 Year
                   (CHART)
                   CLASS Z
Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.
These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Utility Fund, Inc. (Class A, Class B, Class C and Class Z) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A, Class C and Class Z shares and for 10 years for Class B shares, and subsequent account values at the end of this reporting period (December 31, 1996), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1986 for Class B shares, in 1994 for Class C shares and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class Z shares do not have a sales charge or a distribution fee. Class Z shares have been in existence less than one year and average annual total returns are not presented. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
http://www.prudential.com
(LOGO)

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY  10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY  10004
The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
743911208                                              MF105E
743911109                                              Cat. #4444523
743911307
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